UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 24, 2023

Kala Pharmaceuticals, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-38150	27-0604595
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1167 Massachusetts Avenue

Arlington, MA 02476

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (781) 996-5252

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	KALA	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

At the Special Meeting of Stockholders (the “Special Meeting”) of Kala Pharmaceuticals, Inc. (the “Company”) held on April 24, 2023, the Company’s stockholders voted on the following proposals:

1.	The Company’s stockholders approved the one-time exchange of stock options issued under the Company’s 2009 Employee, Director and Consultant Equity Incentive Plan, the Company’s 2017 Equity Incentive Plan, and inducement awards granted to certain newly hired employees in accordance with Nasdaq Listing Rule 5635(c)(4) that are held by executive officers, other employees, and non-employee directors of the Company for newly issued restricted stock units (the “Option Exchange Proposal”). The results of the stockholders’ vote with respect to the Option Exchange Proposal were as follows:

Votes For	Votes Against	Votes Abstaining	Broker Non- Votes
385,429	57,585	4,580	525,624

2.	The Company’s stockholders ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023 (the “Auditor Ratification Proposal”). The results of the stockholders’ vote with respect to such ratification were as follows:

Votes For	Votes Against	Votes Abstaining	Broker Non- Votes
937,505	23,974	11,739	0

3.	The Company’s stockholders approved a proposal to adjourn the Special Meeting to a later date or dates, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Option Exchange Proposal and the Auditor Ratification Proposal. The results of the stockholders’ vote with respect to such adjournment proposal were as follows:

Votes For	Votes Against	Votes Abstaining	Broker Non- Votes
873,292	94,743	5,183	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KALA PHARMACEUTICALS, INC.

Date: April 25, 2023	By:	/s/ Eric L. Trachtenberg
Eric L. Trachtenberg
General Counsel, Chief Compliance Officer and Corporate Secretary